UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 6, 2006

XACT AID, INC.
(Exact name of registrant as specified in Charter)

Nevada	333-120807	11-3718650
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

585 Castle Peak Road, Kwai Chung, N.T. Hong Kong
(Address of Principal Executive Offices)

(852) 2514-4880
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other risk factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

In this Form 8-K, references to “we,” “our,” “us,” “Company,” “Xact Aid” or the “Registrant” refer to Xact Aid, Inc., a Nevada corporation.

Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

In connection with the appointments of the Company’s executive officers described below in Item 5.02 of this Current Report, the Registrant entered into Employment Agreements effective as of November 6, 2006 with Mr. Richard Man Fai Lee, the Company’s Chief Executive Officer and President, Mr. Herbert Adamczyk, the Company’s Chief Operating Officer, Mr. Joseph Tik Tung Wong, the Company’s Chief Financial Officer and Treasurer, and Ms. Phyllis Sum Yu Ng, the Company’s Corporate Secretary. The descriptions of the Employment Agreements are incorporated herein by reference to Item 5.02 of this Current Report.

Item 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

(a)	RESIGNATION OF CHIEF EXECUTIVE OFFICER, CHIEF FINANCIAL OFFICER AND CORPORATE SECRETARY

Effective November 6, 2006, Mr. Robert Pautsch resigned as the interim Chief Executive Officer of the Company.

Effective November 6, 2006, Mr. Charles Miseroy resigned as the interim Chief Financial Officer of the Company.

Effective November 6, 2006, Mr. Fred De Luca resigned as the Secretary of the Company.

(b)	APPOINTMENT OF CHIEF EXECUTIVE OFFICER, PRESIDENT, CHIEF OPERATING OFFICER, CHIEF FINANCIAL OFFICER, TREASURER AND CORPORATE SECRETARY

Effective November 6, 2006, Mr. Richard Man Fai Lee was appointed as the Chief Executive Officer and President of the Company. Mr. Lee has no family relationships with any of the Company’s other executive officers or directors. Other than his involvement in the Company’s recent share exchange transaction (the “Share Exchange”) with Technorient Limited (“Technorient”) and Technorient’s shareholders, which took place in September 2006, as Executive Chairman and Chief Executive Officer of Wo Kee Hong (Holdings) Limited, the parent company of Corich Enterprises Inc., which, in turn, was one of the selling shareholders of Technorient in the Share Exchange and which transaction resulted in the change of control of the Company, no transactions occurred in the last two years to which the Company was a party in which Mr. Lee had or is to have a direct or indirect material interest. The share exchange transaction is described in full detail in the Company’s Current Report on Form 8-K that was filed with the SEC on September 8, 2006 and is incorporated herein by reference.

Effective November 6, 2006, Mr. Herbert Adamczyk was appointed as the Chief Operating Officer of the Company. Mr. Adamczyk has no family relationships with any of the Company’s other executive officers or directors. Other than his involvement in the Company’s recent share exchange transaction (the “Share Exchange”) with Technorient and Technorient’s shareholders, which took place in September 2006, as one of the selling shareholders of Technorient in the Share Exchange and which transaction resulted in the change of control of the Company, no transactions occurred in the last two years to which the Company was a party in which Mr. Adamczyk had or is to have a direct or indirect material interest. The share exchange transaction is described in full detail in the Company’s Current Report on Form 8-K that was filed with the SEC on September 8, 2006 and is incorporated herein by reference.

Effective November 6, 2006, Mr. Joseph Tik Tung Wong was appointed as the Chief Financial Officer and Treasurer of the Company. Mr. Wong has no family relationships with any of the Company’s other executive officers or directors. No transactions occurred in the last two years to which the Company was a party in which Mr. Wong had or is to have a direct or indirect material interest.

Effective November 6, 2006, Ms. Phyllis Sum Yu Ng was appointed as Corporate Secretary of the Company. Ms. Ng has no family relationships with any of the Company’s other executive officers or directors. No transactions occurred in the last two years to which the Company was a party in which Ms. Ng had or is to have a direct or indirect material interest.

BUSINESS EXPERIENCE DESCRIPTIONS

The business background descriptions of the newly appointed officers are as follows:

Richard Man Fai Lee is 50 years old and is the Company’s Chief Executive Officer and President. Mr. Lee is the Executive Chairman and Chief Executive Officer of Wo Kee Hong Group (the “Group”), a Hong Stock Exchange company, and through Corich Enterprises Inc., the controlling shareholder of Technorient Limited. He is responsible for formulating the Group's overall strategic planning and business development. Mr. Lee has 26 years experience in marketing consumer products. He has a bachelor's degree and a master's degree in business administration from the University of Minnesota. He was also elected and had served for two consecutive terms as the Chairman of the Radio Association of Hong Kong, the trade association of audio visual business in Hong Kong. He has been with the Group for 22 years.

Herbert Adamczyk is 66 years old and is the Company’s Chief Operating Officer. Mr. Adamczyk is also the Managing Director of Technorient. He has over 40 years of experience in the automotive trade in Hong Kong. Originally a semi-professional racing driver and a senior engineer with Volkswagen and Porsche in Germany, Middle East and Hong Kong, Mr. Adamczyk has been with Technorient, a subsidiary of Wo Kee Hong Group, for 23 years.

Joseph Tik Tung Wong, FCCA, CPA is 49 years old and is the Company’s Chief Financial Officer and Treasurer. Mr. Wong is an Executive Director, the Chief Financial Officer and qualified accountant of Wo Kee Hong Group. He is a fellow member of the Association of Chartered Certified Accountants and associate member of the Hong Kong Institute of Certified Public Accountants. He is an Independent Non-executive Director of Chi Cheung Investment Company, Limited.

Phyllis Sum Yu Ng is 41 years old and is the Company’s Corporate Secretary. Ms. Ng is also the Company Secretary of Wo Kee Hong Group and has held that position for 8 years. She has been working for various listed companies on corporate compliance and corporate finance for over 15 years. She is also an associate of The Institute of Chartered Secretaries and Administrators and The Chartered Institute of Management Accountants.

SUMMARY OF EMPLOYMENT AGREEMENTS OF THE EXECUTIVE OFFICERS

The following are summaries of the Company’s employment agreements with the newly appointed executive officers described above. Copies of these Employment Agreements are attached hereto as Exhibits 10.6 through 10.9 and are incorporated herein by reference. The descriptions in these summaries are qualified, in their entirety, by the text of such exhibits.

The Company entered into an Employment Agreement with Mr. Richard Man Fai Lee on November 6, 2006. Effective November 6, 2006, Mr. Lee was appointed Chief Executive Officer and President of the Company and his salary is US$144,000 per year for a term of two years. Such salary is subject to an annual review and upward adjustment or no adjustment in the sole discretion of the Company. Mr. Lee is also eligible for a bonus for each calendar year in an amount to be determined by the Company’s Board of Directors. Pursuant to the terms of the agreement, Mr. Lee is also entitled to receive reimbursements for all reasonable and necessary business and entertainment expenses, including but not limited to expenses for business development, travel, meals and accommodations that Mr. Lee incurs in connection with the performance of his duties. Mr. Lee is also entitled to all insurance and other benefit plans and policies maintained for the Company’s senior executives, as well as being entitled to coverage under the Company’s indemnification policies and director and officer liability policies in amounts reasonably determined by the Company.

The Company entered into an Employment Agreement with Mr. Herbert Adamczyk on November 6, 2006. Effective November 6, 2006, Mr. Adamczyk was appointed Chief Operating Officer of the Company and his salary is US$96,000 per year for a term of two years. Such salary is subject to an annual review and upward adjustment or no adjustment in the sole discretion of the Company. Mr. Adamczyk is also eligible for a bonus for each calendar year in an amount to be determined by the Company’s Board of Directors. Pursuant to the terms of the agreement, Mr. Adamcyzk is also entitled to receive reimbursements for all reasonable and necessary business and entertainment expenses, including but not limited to expenses for business development, travel, meals and accommodations that Mr. Adamczyk incurs in connection with the performance of his duties. Mr. Adamczyk is also entitled to all insurance and other benefit plans and policies maintained for the Company’s senior executives, as well as being entitled to coverage under the Company’s indemnification policies and director and officer liability policies in amounts reasonably determined by the Company.

The Company entered into an Employment Agreement with Mr. Joseph Tik Tung Wong on November 6, 2006. Effective November 6, 2006, Mr. Wong was appointed Chief Financial Officer and Treasurer of the Company and his salary is US$60,000 per year for a term of two years. Such salary is subject to an annual review and upward adjustment or no adjustment in the sole discretion of the Company. Mr. Wong is also eligible for a bonus for each calendar year in an amount to be determined by the Company’s Board of Directors. Pursuant to the terms of the agreement, Mr. Wong is also entitled to receive reimbursements for all reasonable and necessary business and entertainment expenses, including but not limited to expenses for business development, travel, meals and accommodations that Mr. Wong incurs in connection with the performance of his duties. Mr. Wong is also entitled to all insurance and other benefit plans and policies maintained for the Company’s senior executives, as well as being entitled to coverage under the Company’s indemnification policies and director and officer liability policies in amounts reasonably determined by the Company.

The Company entered into an Employment Agreement with Ms. Phyllis Sum Yu Ng on November 6, 2006. Effective November 6, 2006, Ms. Ng was appointed Corporate Secretary of the Company and her salary is US$30,000 per year for a term of two years. Such salary is subject to an annual review and upward adjustment or no adjustment in the sole discretion of the Company. Ms. Ng is also eligible for a bonus for each calendar year in an amount to be determined by the Company’s Board of Directors. Pursuant to the terms of agreement, Ms. Ng is also entitled to receive reimbursements for all reasonable and necessary business and entertainment expenses, including but not limited to expenses for business development, travel, meals and accommodations that Ms. Ng incurs in connection with the performance of her duties. Ms. Ng is also entitled to all insurance and other benefit plans and policies maintained for the Company’s senior executives, as well as being entitled to coverage under the Company’s indemnification policies and director and officer liability policies in amounts reasonably determined by the Company.

All of the above-described Employment Agreements state that the executive officer’s (the “Executive”) employment may be terminated prior to the expiration the agreement’s two year term upon the occurrence of the following: (a) voluntarily termination of the agreement by the Executive giving three (3) months’ notice in writing; (b) the Executive’s death; (c) upon termination of the Executive by the Company for "cause", which is defined as any of the following: (i) the Executive is convicted of, or pleads nolo contendere to, a felony, (ii) the Executive has committed an act of fraud, bad faith or willful misconduct against the Company that is materially detrimental to the Company, or (iii) the Executive has materially breached any of the terms of this Agreement after written notice has been provided by the Company to the Executive regarding the specific nature of such breach and the Executive fails to cure such breach within thirty (30) days; (d) upon the good faith determination of the Board that the Executive has become so physically or mentally incapacitated or disabled as to be unable to satisfactorily perform his duties hereunder for a period of one hundred twenty (120) consecutive calendar days or for one hundred eighty (180) days in any three hundred sixty (360) day period, such determination based upon a certificate as to such physical or mental disability issued by a licensed physician and/or psychiatrist (as the case may be) mutually agreed upon by the Executive and the Company; (e) upon termination of the Executive by the Company for any reason other than for "cause" as defined in (c) above; and (f) upon termination by the Executive of his/her employment for “good reason” which is defined as the occurrence of any of the following events without the express written consent of the Executive: (i) reduction in the Executive's Salary or the benefits set forth above, and (ii) the Company breaching any of the terms of the Employment Agreement.

Item 9.01 Financial Statement and Exhibits.

(d) EXHIBITS

EXHIBIT INDEX

Exhibit Number	Description
10.6	Employment Agreement by and among Richard Man Fai Lee and the Company dated November 6, 2006
10.7	Employment Agreement by and among Herbert Adamczyk and the Company dated November 6, 2006
10.8	Employment Agreement by and among Joseph Tik Tung Wong and the Company dated November 6, 2006
10.9	Employment Agreement by and among Phyllis Sum Yu Ng and the Company dated November 6, 2006

[SIGNATURES PAGE FOLLOWS]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 9, 2006	XACT AID, INC.

	By:	/s/ Richard Man Fai Lee Richard Man Fai Lee Chief Executive Officer and President